UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03193
                                   ---------

                FRANKLIN TAX-EXEMPT MONEY FUND
                ------------------------------
      (Exact name of registrant as specified in charter)

       ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------
     (Address of principal executive offices) (Zip code)

      CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA
      ---------------------------------------------------
                         94403-1906
                         -----------
           (Name and address of agent for service)

Registrant's telephone number, including area code: (650)
                                                    -----
312-2000

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                             JULY 31, 2007
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         ANNUAL REPORT AND SHAREHOLDER LETTER       TAX - FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                       FRANKLIN
                TAX-EXEMPT MONEY FUND                 Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                           Franklin Templeton Investments

                           GAIN FROM OUR PERSPECTIVE(R)

                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups operates
                           autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                           MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION       Because our management groups work independently and
                           adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

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Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Tax-Exempt Money Fund ............................................    1

Performance Summary .......................................................    4

Your Fund's Expenses ......................................................    6

Financial Highlights and Statement of Investments .........................    8

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Report of Independent Registered Public Accounting Firm ...................   22

Tax Designation ...........................................................   23

Meeting of Shareholders ...................................................   24

Board Members and Officers ................................................   28

Shareholder Information ...................................................   33

--------------------------------------------------------------------------------
Annual Report

Franklin Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital. 1 The Fund invests at least 80% of its total assets in high-quality, short-term municipal securities free from federal income taxes, including the federal alternative minimum tax, as it tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Tax-Exempt Money Fund's annual report for the fiscal year ended July 31, 2007.

PERFORMANCE OVERVIEW

With relatively stable short-term interest rates, money market portfolio yields moved little during the year under review. Largely as a result, Franklin Tax-Exempt Money Fund's seven-day effective yield rose from 2.87% at the beginning of the period to 2.93% on July 31, 2007.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy was resilient over the 12 months ended July 31, 2007. Although growth slowed in the first quarter of 2007 as a weakening housing market and moderating profit growth dampened economic expansion, a tight labor market and higher personal incomes helped support the consumer. Despite ongoing housing market weakness, economic growth rebounded in the second quarter and was supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.


                                                               Annual Report | 3

PERFORMANCE SUMMARY
SYMBOL: FTMXX
7/31/07

--------------------------------------------
Seven-day effective yield 1           2.93%
--------------------------------------------
Seven-day annualized yield            2.88%
--------------------------------------------
Taxable equivalent yield 2            4.44%
--------------------------------------------
Total annual operating expenses 3     0.74%
--------------------------------------------

1. Seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the 2007 maximum regular federal income tax rate of 35.00%.

3. Figures are as stated in the Fund's prospectus current as of the date of this report.

Annualized and effective yields are for the seven-day period ended 7/31/07. The Fund's average weighted maturity was 34 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Oil prices continued to be volatile though inflation remained relatively subdued. However, headline, or overall, inflation and core inflation, which excludes food and energy costs, experienced some upward pressure. In July 2007, the headline Consumer Price Index (CPI) reported a 12-month rise of 2.4%, while core CPI increased 2.2%. 2

The Federal Reserve Board (Fed) kept the federal funds target rate at 5.25% during the reporting period. In terms of an overall bias, the Fed continued to diligently assess economic data saying that growth remained relatively stable "despite the ongoing adjustment in the housing sector." At period-end, the financial markets generally expected the Fed to lower its target rate by calendar year-end.

The 10-year Treasury note yield was range bound during the 12-month period, beginning at 4.99% and ending the period at 4.78%. The intermediate portion of the yield curve often reflects market expectations of the future direction of inflation. A relatively moderate inflation environment, combined with modest growth and profitability projections, contributed to this overall trend in interest rates.

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

2. Source: Bureau of Labor Statistics.


4 | Annual Report

MANAGER'S DISCUSSION

The Fed left the federal funds target rate unchanged over the period. As a result, the short-term municipal market experienced healthy demand for short-term fixed-rate securities. The Fed's pause gave investors confidence that the value of their fixed coupon payments would not be eroded by rising inflation in the short term.

The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin Tax-Exempt Money Fund, averaged a yield of 3.62% for the year under review. 3

During the reporting period, the Fund participated in several new issues including Deschutes County Oregon School District general obligation bonds, New York City Metropolitan Transportation Authority tax-exempt commercial paper, and St. Louis Missouri General Fund tax and revenue anticipation notes.

Thank you for your continued participation in Franklin Tax-Exempt Money Fund. We look forward to serving your future investment needs.

PORTFOLIO BREAKDOWN
7/31/07

----------------------------------------------------------
                                               % OF TOTAL
                                              INVESTMENTS
----------------------------------------------------------
Variable Rate Notes                                 82.9%
----------------------------------------------------------
Notes & Bonds                                       11.0%
----------------------------------------------------------
Tax-Exempt Commercial Paper                          4.4%
----------------------------------------------------------
Put or Option Tender Bonds                           1.7%
----------------------------------------------------------

3. Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


6 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                               VALUE 2/1/07       VALUE 7/31/07   PERIOD* 2/1/07-7/31/07
---------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,014.40             $3.95
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,020.88             $3.96
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                               Annual Report | 7

Franklin Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS

                                                          ------------------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                               2007         2006         2005        2004        2003
                                                          ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $    1.00    $    1.00    $    1.00   $    1.00   $    1.00
                                                          ------------------------------------------------------------
Income from investment operations:
   Net investment income ..............................       0.029        0.023        0.011       0.002       0.005
   Net realized gains (losses) ........................          -- b         -- b         --          --          --
                                                          ------------------------------------------------------------
Total from investment operations ......................       0.029        0.023        0.011       0.002       0.005
                                                          ------------------------------------------------------------
Less distributions from net investment income .........      (0.029)      (0.023)      (0.011)     (0.002)     (0.005)
                                                          ------------------------------------------------------------
Net asset value, end of year ..........................   $    1.00    $    1.00    $    1.00   $    1.00   $    1.00
                                                          ============================================================

Total return a ........................................        2.89%        2.36%        1.11%       0.23%       0.53%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................        0.77%        0.74%        0.73%       0.74%       0.76%
Net investment income .................................        2.84%        2.32%        1.10%       0.24%       0.53%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $ 182,227    $ 183,282    $ 165,736   $ 179,372   $ 176,834

a Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

b Amount rounds to less than $0.001 per share.


8 | The accompanying notes are an integral part of these financial statements.
  | Annual Report

Franklin Tax-Exempt Money Fund

STATEMENT OF INVESTMENTS, JULY 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS 99.9%
  MUNICIPAL BONDS 99.9%
  ARIZONA 1.9%
a Apache County IDA, IDR, Tucson Electric Power Co. Project, Springerville Project, Series C,
    Weekly VRDN and Put, 3.60%, 12/15/18 .........................................................     $  1,000,000    $  1,000,000
a Arizona Health Facilities Authority Hospital System Revenue, Series B, MBIA Insured,
    Weekly VRDN and Put, 3.61%, 10/01/26 .........................................................        1,500,000       1,500,000
a Nanotechnology Research LLC Lease Revenue, Arizona State University Project, Series A,
    MBIA Insured, Weekly VRDN and Put, 3.61%, 3/01/34 ............................................        1,000,000       1,000,000
                                                                                                                       -------------
                                                                                                                          3,500,000
                                                                                                                       -------------
  COLORADO 11.1%
a Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
    Bond Program,
     Refunding, Series D, Daily VRDN and Put, 3.70%, 7/01/36 .....................................        3,200,000       3,200,000
     Series A10, Daily VRDN and Put, 3.70%, 9/01/37 ..............................................        5,000,000       5,000,000
a Colorado Springs Utilities Revenue, sub. lien, Series A, Weekly VRDN and Put, 3.60%,
    11/01/29 .....................................................................................        5,000,000       5,000,000
a Denver City and County COP,
     Refunding, AMBAC Insured, Weekly VRDN and Put, 3.63%, 12/01/29 ..............................        4,000,000       4,000,000
     Wellington E. Webb, Refunding, Series C3, AMBAC Insured, Weekly VRDN and Put, 3.62%,
       12/01/29 ..................................................................................        3,000,000       3,000,000
                                                                                                                       -------------
                                                                                                                         20,200,000
                                                                                                                       -------------
  FLORIDA 5.9%
a Florida Higher Education Facilities Financing Authority Revenue, St. Thomas University Project,
    Daily VRDN and Put, 3.70%, 1/01/19 ...........................................................        1,595,000       1,595,000
a Martin County IDA, IDR, YMCA Treasure Coast Project, Weekly VRDN and Put, 3.68%,
    10/01/16 .....................................................................................        1,200,000       1,200,000
a Orange County School Board COP,
     Series B, AMBAC Insured, Daily VRDN and Put, 3.66%, 8/01/25 .................................          100,000         100,000
     Series B, MBIA Insured, Daily VRDN and Put, 3.66%, 8/01/27 ..................................          600,000         600,000
     Series C, MBIA Insured, Daily VRDN and Put, 3.65%, 8/01/22 ..................................        2,500,000       2,500,000
  Orlando and Orange County Expressway Authority Expressway Revenue,
     Refunding, Series C1, FSA Insured, 3.60%, 7/01/25 ...........................................        1,500,000       1,500,000
   a Sub Series A-1, AMBAC Insured, Weekly VRDN and Put, 3.60%, 7/01/40 ..........................        3,300,000       3,300,000
                                                                                                                       -------------
                                                                                                                         10,795,000
                                                                                                                       -------------
  GEORGIA 7.1%
a Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
    AMBAC Insured, Weekly VRDN and Put, 3.61%, 10/01/16 ..........................................          705,000         705,000
a Fulco Hospital Authority Revenue, Anticipation Certificates, Shepherd Center Inc. Project,
    Refunding, Weekly VRDN and Put, 3.63%, 9/01/17 ...............................................        1,000,000       1,000,000
a Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series B, Weekly VRDN and Put,
    3.59%, 7/01/25 ...............................................................................        8,000,000       8,000,000
a Roswell Housing Authority MFR, Azalea Park Apartments, Refunding, FNMA Insured,
    Weekly VRDN and Put, 3.63%, 6/15/25 ..........................................................        3,200,000       3,200,000
                                                                                                                       -------------
                                                                                                                         12,905,000
                                                                                                                       -------------


                                                               Annual Report | 9

Franklin Tax-Exempt Money Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  HAWAII 0.5%
a Hawaii State Department of Budget and Finance Special Purpose Revenue, Adventist Health
    System West, Weekly VRDN and Put, 3.61%, 3/01/08 .............................................     $  1,000,000    $  1,000,000
                                                                                                                       -------------
  ILLINOIS 3.3%
  Greenville Revenue, Greenville College Project, Mandatory Put 11/01/07, Refunding, 3.70%,
    11/01/36 .....................................................................................        1,500,000       1,500,000
a Illinois State Toll Highway Authority Toll Highway Priority Revenue, Refunding, Series B,
    MBIA Insured, Weekly VRDN and Put, 3.61%, 1/01/10 ............................................        4,440,000       4,440,000
                                                                                                                       -------------
                                                                                                                          5,940,000
                                                                                                                       -------------
  INDIANA 2.2%
  Indiana Bond Bank Revenue, Advance Funding Program Notes, Series A, 4.25%, 1/31/08 .............        4,000,000       4,011,624
                                                                                                                       -------------
  IOWA 2.8%
  Iowa State School Cash Anticipation Program, School Corps., wts. Certificates, Series A, 4.50%,
    6/27/08 ......................................................................................        5,000,000       5,033,552
                                                                                                                       -------------
  KENTUCKY 1.9%
a Kentucky Development Finance Authority Revenue, Pooled Loan Program, Series A,
    FGIC Insured, Weekly VRDN and Put, 3.63%, 12/01/15 ...........................................        3,500,000       3,500,000
                                                                                                                       -------------
  LOUISIANA 2.9%
a Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, ACES, Refunding, Daily VRDN and Put, 3.66%, 9/01/17 .............................        5,300,000       5,300,000
                                                                                                                       -------------
  MARYLAND 1.2%
a Community Development Administration MF Development Revenue, Avalon Ridge Apartments
    Project, Refunding, FNMA Insured, Weekly VRDN and Put, 3.60%, 6/15/26 ........................        2,100,000       2,100,000
                                                                                                                       -------------
  MASSACHUSETTS 11.1%
a Massachusetts Bay Transportation Authority GO, General Transportation System, Weekly VRDN
    and Put, 3.62%, 3/01/30 ......................................................................        4,600,000       4,600,000
a Massachusetts State GO, Refunding, Series B, Weekly VRDN and Put, 3.60%, 9/01/16 ...............        7,700,000       7,700,000
a Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
    Program, Series D, MBIA Insured, Daily VRDN and Put, 3.65%, 1/01/35 ..........................          260,000         260,000
  Massachusetts State School Building Authority Revenue, TECP, Series A, 3.75%, 8/08/07 ..........        4,000,000       4,000,000
a Massachusetts State Water Resources Authority Revenue, Multi-Modal, General, Refunding,
    Sub Series D, Daily VRDN and Put, 3.66%, 8/01/17 .............................................        3,650,000       3,650,000
                                                                                                                       -------------
                                                                                                                         20,210,000
                                                                                                                       -------------
  MICHIGAN 5.7%
a Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
    3.66%, 7/01/33 ...............................................................................          625,000         625,000
  Detroit Sewer Disposal System Revenue, second lien, Mandatory Put 7/10/08, Series E,
    FGIC Insured, 3.74%, 7/01/31 .................................................................        1,500,000       1,500,000
a Grand Valley State University Revenue, General, Refunding, XLCA Insured, Weekly VRDN and
    Put, 3.62%, 12/01/25 .........................................................................        2,900,000       2,900,000
  Michigan Municipal Bond Authority Revenue, 4.50%, 8/20/07 ......................................        3,000,000       3,001,260


10 | Annual Report

Franklin Tax-Exempt Money Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
a Michigan State Revenue, Grant Anticipation Notes, Series B, FSA Insured, Weekly VRDN and
    Put, 3.61%, 9/15/09 ..........................................................................     $    200,000    $    200,000
a Michigan State University Revenues,
     General, Refunding, Series B, Weekly VRDN and Put, 3.62%, 2/15/26 ...........................        2,000,000       2,000,000
     Series A, Daily VRDN and Put, 3.66%, 8/15/32 ................................................          205,000         205,000
                                                                                                                       -------------
                                                                                                                         10,431,260
                                                                                                                       -------------
  MINNESOTA 2.6%
a Brown County Purchase Revenue, Martin Luther College Project, Weekly VRDN and Put, 3.56%,
    9/01/24 ......................................................................................        1,400,000       1,400,000
a Minneapolis MFR, Seven Corners Apartments Project, Weekly VRDN and Put, 3.56%,
    11/01/31 .....................................................................................          250,000         250,000
a Minneapolis Revenue, Adjusted Guthrie Theater Project, Series A, Weekly VRDN and Put,
    3.46%, 10/01/23 ..............................................................................        3,000,000       3,000,000
                                                                                                                       -------------
                                                                                                                          4,650,000
                                                                                                                       -------------
  MISSOURI 2.9%
a Missouri State Health and Educational Facilities Authority Educational Authority Revenue,
    St. Louis University, Refunding Series A, MBIA Insured, Daily VRDN and Put, 3.67%,
     10/01/35 ....................................................................................        1,800,000       1,800,000
  St. Louis General Fund Revenue, TRAN, 4.50%, 6/30/08 ...........................................        3,500,000       3,523,091
                                                                                                                       -------------
                                                                                                                          5,323,091
                                                                                                                       -------------
  NEW HAMPSHIRE 1.7%
a New Hampshire Higher Educational and Health Facilities Authority Revenue, VHA New England
    Inc., Series G, AMBAC Insured, Weekly VRDN and Put, 3.63%, 12/01/25 ..........................        3,025,000       3,025,000
                                                                                                                       -------------
  NEW JERSEY 7.1%
a New Jersey EDA School Revenue, School Facilities Construction,
     Sub Series R-1, Daily VRDN and Put, 3.64%, 9/01/31 ..........................................        4,000,000       4,000,000
     Sub Series R-3, Daily VRDN and Put, 3.61%, 9/01/31 ..........................................        2,900,000       2,900,000
a New Jersey Sports and Exposition Revenue, Series C, MBIA Insured, Weekly VRDN and Put,
    3.56%, 9/01/24 ...............................................................................        2,500,000       2,500,000
a New Jersey State Turnpike Authority Turnpike Revenue,
     Refunding, Series D, FGIC Insured, Weekly VRDN and Put, 3.55%, 1/01/18 ......................        1,000,000       1,000,000
     Series C-2, FSA Insured, Weekly VRDN and Put, 3.55%, 1/01/24 ................................        2,500,000       2,500,000
                                                                                                                       -------------
                                                                                                                         12,900,000
                                                                                                                       -------------
  NEW MEXICO 0.8%
a Farmington PCR, Arizona Public Service Co., Refunding, Series B, Daily VRDN and Put, 3.66%,
    9/01/24 ......................................................................................        1,500,000       1,500,000
                                                                                                                       -------------
  NEW YORK 6.0%
  MTA Transportation Facilities Revenue, TECP, 3.73%, 11/05/07 ...................................        4,000,000       4,000,000
a New York City GO, Series I, Sub Series I-5, Daily VRDN and Put, 3.65%, 4/01/36 .................        7,000,000       7,000,000
                                                                                                                       -------------
                                                                                                                         11,000,000
                                                                                                                       -------------


                                                              Annual Report | 11

Franklin Tax-Exempt Money Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA 2.3%
a North Carolina State GO, Public Improvement, Series D, Weekly VRDN and Put, 3.60%,
    5/01/21 ......................................................................................     $  4,135,000    $  4,135,000
                                                                                                                       -------------
  OHIO 1.6%
a Ohio State Water Development Authority Pollution Control Facilities Revenue, First Energy
    General Corp., Refunding, Series A, Daily VRDN and Put, 3.67%, 5/15/19 .......................        3,000,000       3,000,000
                                                                                                                       -------------
  OREGON 3.2%
  Deschutes County Administrative School District No. 1 GO, FGIC Insured, 4.50%, 6/15/08. ........        3,000,000       3,020,333
a Oregon State GO, Series 73F, Weekly VRDN and Put, 3.57%, 12/01/17 ..............................        2,900,000       2,900,000
                                                                                                                       -------------
                                                                                                                          5,920,333
                                                                                                                       -------------
  PENNSYLVANIA 6.8%
a Delaware Valley Regional Finance Authority Local Government Revenue,
     Series A, Weekly VRDN and Put, 3.64%, 12/01/18 ..............................................        1,000,000       1,000,000
     Series A, Weekly VRDN and Put, 3.64%, 12/01/20 ..............................................        2,100,000       2,100,000
     Series C, Weekly VRDN and Put, 3.64%, 12/01/20 ..............................................          700,000         700,000
     Series D, Weekly VRDN and Put, 3.64%, 12/01/20 ..............................................        3,100,000       3,100,000
a Emmaus General Authority Revenue,
     Local Government, Series F-19, Weekly VRDN and Put, 3.67%, 3/01/24 ..........................        1,050,000       1,050,000
     Sub Series G-19, Weekly VRDN and Put, 3.67%, 3/01/24 ........................................        1,600,000       1,600,000
a Upper Dauphin IDAR, United Church Christ Homes, Weekly VRDN and Put, 3.68%,
    12/01/26 .....................................................................................        2,900,000       2,900,000
                                                                                                                       -------------
                                                                                                                         12,450,000
                                                                                                                       -------------
  TENNESSEE 2.6%
a Blount County PBA Revenue, Local Public Improvement, Series D-1-A, AMBAC Insured,
    Daily VRDN and Put, 3.72%, 6/01/30 ...........................................................        2,000,000       2,000,000
a Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool,
     Daily VRDN and Put, 3.67%, 4/01/32 ..........................................................          700,000         700,000
     Weekly VRDN and Put, 3.62%, 11/01/27 ........................................................        2,000,000       2,000,000
                                                                                                                       -------------
                                                                                                                          4,700,000
                                                                                                                       -------------
  TEXAS 2.8%
a Bexar County HFA, MFR, Altamonte Apartments Project, Refunding, FNMA Insured,
    Weekly VRDN and Put, 3.62%, 9/15/26 ..........................................................        5,100,000       5,100,012
                                                                                                                       -------------
  WASHINGTON 1.9%
a Snohomish County PUD No. 001 Generation System Revenue, Refunding, Series A-1,
    FSA Insured, Weekly VRDN and Put, 3.61%, 12/01/19 ............................................        3,470,000       3,470,000
                                                                                                                       -------------
  TOTAL INVESTMENTS (COST $182,099,872) 99.9% ....................................................                      182,099,872
  OTHER ASSETS, LESS LIABILITIES 0.1% ............................................................                          127,346
                                                                                                                       -------------
  NET ASSETS 100.0% ..............................................................................                     $182,227,218
                                                                                                                       =============

See Selected Portfolio Abbreviations on page 13.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


12 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Exempt Money Fund

STATEMENT OF INVESTMENTS, JULY 31, 2007

SELECTED PORTFOLIO ABBREVIATIONS

ACES  - Adjustable Convertible Exempt Security
AMBAC - American Municipal Bond Assurance Corp.
COP   - Certificate of Participation
EDA   - Economic Development Authority
FGIC  - Financial Guaranty Insurance Co.
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
HFA   - Housing Finance Authority/Agency
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDR   - Industrial Development Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
MF    - Multi-Family
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PUD   - Public Utility District
TECP  - Tax-Exempt Commercial Paper
TRAN  - Tax and Revenue Anticipation Note
VHA   - Volunteer Hospital of America
XLCA  - XL Capital Assurance


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Tax-Exempt Money Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2007

Assets:
   Investments in securities, at cost and value ...............   $ 182,099,872
   Cash .......................................................          37,325
   Receivables:
      Capital shares sold .....................................          75,040
      Interest ................................................         769,585
                                                                  --------------
         Total assets .........................................     182,981,822
                                                                  --------------
Liabilities:
   Payables:
      Capital shares redeemed .................................         616,091
      Affiliates ..............................................          94,873
   Accrued expenses and other liabilities .....................          43,640
                                                                  --------------
         Total liabilities ....................................         754,604
                                                                  --------------
            Net assets, at value ..............................   $ 182,227,218
                                                                  ==============
Net assets consist of:
   Paid-in capital ............................................   $ 182,292,526
   Accumulated net realized gain (loss) .......................         (65,308)
                                                                  --------------
            Net assets, at value ..............................   $ 182,227,218
                                                                  ==============
Shares outstanding ............................................     182,289,535
                                                                  ==============
Net asset value per share a ...................................   $        1.00
                                                                  ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Exempt Money Fund

STATEMENT OF OPERATIONS
for the year ended July 31, 2007

Investment income:
   Interest ......................................................  $ 6,499,116
                                                                    ------------
Expenses:
   Management fees (Note 3a) .....................................    1,024,997
   Transfer agent fees (Note 3d) .................................      186,065
   Custodian fees ................................................        2,901
   Reports to shareholders .......................................       22,883
   Registration and filing fees ..................................       92,362
   Professional fees .............................................       26,919
   Directors' fees and expenses ..................................        8,179
   Other .........................................................       21,533
                                                                    ------------
      Total expenses .............................................    1,385,839
                                                                    ------------
         Net investment income ...................................    5,113,277
                                                                    ------------
Net realized gain (loss) from investments ........................         (393)
                                                                    ------------
Net increase (decrease) in net assets resulting from operations ..  $ 5,112,884
                                                                    ============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Tax-Exempt Money Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     ----------------------------
                                                                                                         YEAR ENDED JULY 31,
                                                                                                         2007           2006
                                                                                                     ----------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................................................   $  5,113,277   $  4,130,835
      Net realized gain (loss) from investments ..................................................           (393)       (11,576)
                                                                                                     ----------------------------
         Net increase (decrease) in net assets resulting from operations .........................      5,112,884      4,119,259
                                                                                                     ----------------------------
   Distributions to shareholders from net investment income ......................................     (5,107,950)    (4,186,510)
   Capital share transactions (Note 2) ...........................................................     (1,059,859)    17,613,743
                                                                                                     ----------------------------
         Net increase (decrease) in net assets ...................................................     (1,054,925)    17,546,492
                                                                                                     ----------------------------
Net assets (there is no undistributed net investment income at beginning or end of year):
   Beginning of year .............................................................................    183,282,143    165,735,651
                                                                                                     ----------------------------
   End of year ...................................................................................   $182,227,218   $183,282,143
                                                                                                     ============================


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Exempt Money Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Exempt Money Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Fund's Board of Directors.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                              Annual Report | 17

Franklin Tax-Exempt Money Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At July 31, 2007, there were 5 billion shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                                     --------------------------------
                                                            YEAR ENDED JULY 31,
                                                          2007             2006
                                                     --------------------------------
Shares sold ......................................   $  203,756,462   $  237,499,007
Shares issued in reinvestment of distributions ...        5,116,096        4,180,533
Shares redeemed ..................................     (209,932,417)    (224,065,797)
                                                     --------------------------------
Net increase (decrease) ..........................   $   (1,059,859)  $   17,613,743
                                                     ================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


18 | Annual Report

Franklin Tax-Exempt Money Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $10 billion
      0.440%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Contingent deferred sales charges retained ..........................   $ 21,729

D. TRANSFER AGENT FEES

For the year ended July 31, 2007, the Fund paid transfer agent fees of $186,065, of which $105,183 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
 2008 ...............................................................   $  8,419
 2009 ...............................................................     26,572
 2012 ...............................................................     17,134
 2013 ...............................................................        932
 2014 ...............................................................        282
 2015 ...............................................................     11,574
                                                                        --------
                                                                        $ 64,913
                                                                        ========


                                                              Annual Report | 19

Franklin Tax-Exempt Money Fund

4. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fund deferred realized capital losses of $393.

The tax character of distributions paid during the years ended July 31, 2007 and 2006, was as follows:

                                                       -------------------------
                                                           2007          2006
                                                       -------------------------
Distributions paid from tax exempt income ..........   $ 5,107,950   $ 4,186,510

At July 31, 2007, the cost of investments and undistributed tax exempt income for book and income tax purposes were the same.

5. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.


20 | Annual Report

Franklin Tax-Exempt Money Fund

5. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

6. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 21

Franklin Tax-Exempt Money Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FRANKLIN TAX-EXEMPT MONEY FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Tax-Exempt Money Fund (the "Fund") at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2007


22 | Annual Report

Franklin Tax-Exempt Money Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended July 31, 2007. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2008, shareholders will be notified of amounts for use in preparing their 2007 income tax returns.


                                                              Annual Report | 23

Franklin Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED)

A Special Meeting of Shareholders of the Franklin Tax-Exempt Money Fund (the "Fund") was held at the Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 4, 2007. The purpose of the meeting was to elect Directors of the Fund and to vote on the following Proposals and Sub-Proposals: to amend the By-Laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten
(10); to approve an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust; to approve amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Fund:
Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Directors. Shareholders also approved the amendment to the By-Laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10), the Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. To amend the By-Laws to provide that the authorized number of directors shall not be less than five (5) nor more than (10):

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   89,127,826.661     50.109%      95.920%
Against ......................    1,311,975.585      0.737%       1.412%
Abstain ......................    2,479,551.777      1.394%       2.668%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%

Proposal 2. To elect a Board of Directors:

--------------------------------------------------------------------------------------------------------------
                                                     % OF         % OF                       % OF        % OF
                                                  OUTSTANDING    VOTED                    OUTSTANDING    VOTED
NAME                                   FOR          SHARES       SHARES      WITHHELD       SHARES      SHARES
--------------------------------------------------------------------------------------------------------------
Harris J. Ashton .............   92,217,215.030     51.845%     99.244%     702,138.993      0.395%     0.756%
Robert F. Carlson ............   92,173,842.441     51.821%     99.198%     745,511.582      0.419%     0.802%
Sam Ginn .....................   91,907,386.161     51.671%     98.911%   1,011,967.862      0.569%     1.089%
Edith E. Holiday .............   91,990,167.211     51.718%     99.000%     929,186.812      0.522%     1.000%
Frank W. T. LaHaye ...........   92,100,738.810     51.780%     99.119%     818,615.213      0.460%     0.881%
Frank A. Olson ...............   91,997,260.102     51.722%     99.008%     922,093.921      0.518%     0.992%
Larry D. Thompson ............   92,077,505.282     51.767%     99.094%     841,848.741      0.473%     0.906%
John B. Wilson ...............   92,212,145.612     51.843%     99.239%     707,208.411      0.397%     0.761%
Charles B. Johnson ...........   91,982,477.121     51.714%     98.992%     936,876.902      0.526%     1.008%
Gregory E. Johnson ...........   91,710,054.702     51.560%     98.699%   1,209,299.321      0.680%     1.301%


24 | Annual Report

Franklin Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   95,174,775.125     53.507%      91.479%
Against ......................    2,599,295.534      1.462%       2.498%
Abstain ......................    3,813,776.695      2.144%       3.666%
Broker Non-Votes .............    2,452,158.000      1.379%       2.357%
------------------------------------------------------------------------
TOTAL ........................  104,040,005.354     58.492%     100.000%

Proposal 4. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   78,016,501.345     43.862%      83.961%
Against ......................    2,877,298.231      1.617%       3.096%
Abstain ......................    5,088,457.447      2.861%       5.477%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   78,740,245.338     44.269%      84.740%
Against ......................    2,057,728.677      1.156%       2.215%
Abstain ......................    5,184,283.008      2.915%       5.579%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   78,365,334.168     44.058%      84.337%
Against ......................    2,652,922.719      1.491%       2.855%
Abstain ......................    4,964,000.136      2.791%       5.342%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%


                                                              Annual Report | 25

Franklin Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED) (CONTINUED)

Proposal 4. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals): (CONTINUED)

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   78,514,092.125     44.141%      84.497%
Against ......................    2,657,135.359      1.494%       2.860%
Abstain ......................    4,811,029.539      2.705%       5.177%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   76,730,945.248     43.139%      82.578%
Against ......................    4,324,352.698      2.431%       4.654%
Abstain ......................    4,926,959.077      2.770%       5.302%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   78,137,963.068     43.930%      84.092%
Against ......................    2,834,495.731      1.594%       3.051%
Abstain ......................    5,009,798.224      2.816%       5.391%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   78,116,162.099     43.918%      84.068%
Against ......................    2,878,492.587      1.618%       3.098%
Abstain ......................    4,987,602.337      2.804%       5.368%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%


26 | Annual Report

Franklin Tax-Exempt Money Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED) (CONTINUED)

Proposal 4. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals): (CONTINUED)

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   78,162,452.624     43.944%      84.118%
Against ......................    3,015,374.100      1.695%       3.245%
Abstain ......................    4,804,430.299      2.701%       5.171%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%

Proposal 6. To Approve the elimination of certain fundamental investment restrictions:

------------------------------------------------------------------------
                                                     % OF         % OF
                                                  OUTSTANDING     VOTED
                                  SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------
For ..........................   77,483,551.673     43.562%      83.388%
Against ......................    4,198,897.620      2.361%       4.519%
Abstain ......................    4,299,807.730      2.417%       4.627%
Broker Non-Votes .............    6,937,097.000      3.900%       7.466%
------------------------------------------------------------------------
TOTAL ........................   92,919,354.023     52.240%     100.000%


                                                              Annual Report | 27

Franklin Tax-Exempt Money Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Director         Since 1982           140                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                            company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Director         Since April 2007     121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                 Director         Since April 2007     121                       Director, Chevron Corporation
One Franklin Parkway                                                                            (global energy company) and ICO
San Mateo, CA 94403-1906                                                                        Global Communications (Holdings)
                                                                                                Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communication) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Director         Since 2006           140                       Director, Hess Corporation
One Franklin Parkway                                                                            (formerly, Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                        (exploration and refining of oil and
                                                                                                gas), H.J. Heinz Company (processed
                                                                                                foods and allied products), RTI
                                                                                                International Metals, Inc.
                                                                                                (manufacture and distribution of
                                                                                                titanium), Canadian National Railway
                                                                                                (railroad) and White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


28 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Director         Since 1980           121                       Director, Center for Creative Land
One Franklin Parkway                                                                            Recycling (brownfield
San Mateo, CA 94403-1906                                                                        redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Director         Since April 2007     140                       Director, Hess Corporation
One Franklin Parkway                                                                            (formerly, Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                        (exploration and refining of oil and
                                                                                                gas) and Sentient Jet (private jet
                                                                                                service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Director         Since April 2007     140                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)           Director         Since 2006           121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Director and     Director since       140                       None
One Franklin Parkway            Chairman of      1980 and
San Mateo, CA 94403-1906        the Board        Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Director         Since April 2007     91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)           Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)    Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer        Since 2004           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2002           Not Applicable            Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   President and    President since      Not Applicable            Not Applicable
One Franklin Parkway            Chief            1993 and Chief
San Mateo, CA 94403-1906        Executive        Executive Officer
                                Officer          - Investment
                                - Investment     Management
                                Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President   Since 2006           Not Applicable            Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)             Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2007, S. Joseph Fortunato, Rupert H. Johnson, Jr. and Gordon S. Macklin ceased to be directors of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


32 | Annual Report

Franklin Tax-Exempt Money Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange


                                                              Annual Report | 33

Franklin Tax-Exempt Money Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance for the year ended December 31, 2006, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail tax-exempt money market funds as selected by Lipper. The Lipper report showed that the Fund's total return for the one-year period, as well as for the previous three- and five-year periods on an annualized basis was in the second-lowest quintile of such universe, and was in the lowest quintile for the previous 10-year period on an annualized basis. In discussing this comparative performance, management pointed out that the Fund follows a very conservative investment approach with no investments in non-rated securities or tier II securities and with little or no investments in securities subject to the alternative minimum tax. Management further pointed out that its total return was close to the median of its performance universe, being within 15 basis points of such median for the annualized 10-year period as shown in the Lipper report. The Board found such performance to be acceptable, noting the points raised by management.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided


34 | Annual Report

Franklin Tax-Exempt Money Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee. The results of such comparisons showed the Fund's contractual investment management fee to be in the most expensive quintile of its Lipper expense group, and its actual total expenses to be in the middle quintile of such group. In discussing the expense comparisons, management pointed out that this Fund is not actively marketed and largely serves as an alternative investment vehicle for shareholders of the various Franklin/Templeton/Mutual Series Fund families and provides a number of courtesy services to shareholders, including check writing in addition to exchange privileges. The Board found such comparative expenses to be acceptable, noting the points raised by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                                                              Annual Report | 35

Franklin Tax-Exempt Money Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; and 0.45% on net assets in excess of $250 million with breakpoints thereafter beginning at the $10 billion net asset level. The Fund's net assets were approximately $178 million at December 31, 2006, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


36 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON
   INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-EXEMPT
MONEY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


114 A2007 09/07


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a)      Audit Fees
      The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $18,086 for the fiscal year ended July 31, 2007 and $17,076 for the fiscal year ended July 31, 2006.

      (b)      Audit-Related Fees
      There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

      There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

      (c)      Tax Fees
      There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

      The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended July 31, 2007 and $0 for the fiscal year ended July 31, 2006. The services for which these fees were paid included tax compliance and advice.

      (d)      All Other Fees
      The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2007 and $103 for the fiscal year ended July 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

      The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2007 and $175,758 for the fiscal year ended July 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

      (e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

           (i) pre-approval of all audit and audit related services;

           (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

           (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

           (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

      (f) No disclosures are required by this Item 4(f).

      (g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended July 31, 2007 and $175,861 for the fiscal year ended July 31, 2006.

      (h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND
PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
N/A

      ITEM 8 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-EXEMPT MONEY FUND

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    September 27, 2007